UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported) October 11, 2005

                        Commission File Number 000-28638

                                 BMB MUNAI, INC.
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                  NEVADA                                   30-0233726
    -------------------------------           -------------------------------
    (State or other jurisdiction of           (I.R.S. Employer Identification
     incorporation or organization)                          Number)

                    20A Kazibek Bi Street, Almaty, Kazakhstan
                    -----------------------------------------
                    (Address of principal executive offices)

                                     050010
                                   ----------
                                   (Zip Code)

                              +7 (3272) 58-85-17/47
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                (Registrant's Executive Office Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities
Act

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01 Regulation FD

         On October 11, 2005, BMB Munai, Inc., issued a press release announcing the results of the updated reserve evaluation on its Aksaz, Dolinnoe and Emir oil and gas fields as of April 1, 2005. A copy of the press release is furnished as Exhibit 99.01 to this report.

Item 9.01 Exhibit and Financial Statements

         (a) Exhibits

         99.01    Press Release of BMB Munai, Inc., dated October 11, 2005


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     BMB MUNAI, INC.



Date: October 11, 2005                               By:  /s/ Adam R. Cook
                                                        ------------------------
                                                        Adam R. Cook, Secretary

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